                                                Oppenheimer Convertible Securities Fund
                                            Prospectus Supplement dated July 1, 2008 to the
                                                    Prospectus Dated April 29, 2008

     This supplement amends the Prospectus of Oppenheimer Convertible Securities
Fund as follows:

     In  the  section  titled   "Distribution   and  Service   (12b-1)  Plans  -
Distribution  and  Service  Plans  for  Class B,  Class C,  Class M and  Class N
Shares,"  the third  paragraph is deleted in its entirety and is replaced by the following:

     Class B Shares:  At the time of a Class B share  purchase,  the Distributor generally  pays  financial  intermediaries  a sales  concession  of 3.75% of the purchase price from its own resources.  Therefore,  the total amount,  including the advance of the service fee, that the  Distributor  pays the  intermediary at the  time of a Class B share  purchase  is  4.00%  of the  purchase  price.  The
Distributor  normally  retains the Class B asset-based  sales charge.  Effective
July 1,  2008 for  ongoing  purchases  of Class B shares by  certain  retirement plans, the Distributor may pay the intermediary the asset based sales charge and service  fee  during the first  year  after  purchase  instead of paying a sales concession  and the first year's  service fees at the time of purchase.  See the
Statement of Additional Information for exceptions.

July 1, 2008                                                       PS0345.025